The Lincoln National Life Insurance Company
Lincoln National Variable Annuity Account E
Lincoln National Variable Annuity Account H
Lincoln Life Variable Annuity Account N

Rate Sheet Prospectus Supplement dated September 6, 2019

This Rate Sheet Prospectus Supplement (“Rate Sheet”) outlines the rider charge rates and the Protected Annual Income rates for the Lincoln Wealth PassSM rider.  This supplement is for informational purposes and requires no action on your part. This Rate Sheet must be retained with the current prospectus.
The rates below apply for applications and/or rider election forms signed on and after September 16, 2019 and may be superseded at any time.

In the event we change our rates, the new rates will be disclosed on a new rate sheet at least 10 days in advance of the change.  Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your financial professional, or online at LincolnFinancial.com. This Rate Sheet has been filed with the Securities and Exchange Commission and can be viewed at www.sec.gov.

Current Initial Charge Rate
Age at Issue 0-65	1.00%
Age at Issue 66-80	1.25%

Protected Annual Income Rate
The Protected Annual Income (“PAI”) rate will be based on the Contractowner’s age on the earlier of the latest date to begin withdrawals to stretch payments over the owner’s life expectancy (i.e., death of the original account owner or contract owner), or the date that the Contract Value reduces to zero. Thereafter, the rate will not change.

Age	PAI Rate
0-54	4.50%
55-58	5.00%
59-69	5.50%
70+	6.00%

In order to receive the rates indicated in this Rate Sheet, your application or rider election form must be signed on and after September 16, 2019. We must receive your application or rider election form in Good Order within 10 days from the date you sign your application or rider election form, and the annuity must be funded within 60 calendar days. Good Order means the actual receipt by Lincoln at its Home Office of the requested transaction in writing, or by other means accepted by Lincoln, along with all the information and supporting legal documentation necessary to complete the transaction. Additional paperwork may be required if these conditions are not met and you still wish to purchase the annuity in order to receive the applicable rates in effect at that time. The rates set forth above may be superseded at any time, in our sole discretion.

Subject to the rules above, if the Protected Annual Income rates that we are currently offering on the day the contract and/or rider is issued are higher than the rates we were offering on the date you signed your application or rider election form, you will receive the higher set of rates.  If any rates have decreased when we compare the Protected Annual Income rates that we are offering on the day you signed your application or rider election form to the set of rates that we are offering on the day your contract and/ or rider is issued, your contract / rider will be issued with the set of rates that were in effect on the day you signed your application or rider election form, subject to meeting the rules above.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account E
The American Legacy®

Lincoln National Variable Annuity Account H
American Legacy® II, American Legacy® III
American Legacy® III C Share, American Legacy® III View
American Legacy® Design, American Legacy® Series
American Legacy® Advisory, American Legacy® Signature
American Legacy Shareholder’s Advantage®

Supplement dated September 16, 2019 to the prospectus dated May 1, 2019

This supplement to the prospectus for your individual variable annuity contract describes Lincoln Wealth PassSM, available for purchase beginning September 16, 2019. This supplement is for informational purposes and requires no action on your part unless you wish to elect Lincoln Wealth PassSM.

OVERVIEW

Lincoln Wealth PassSM is an optional rider that is designed for non-spouse beneficiaries who are entitled to the death benefit proceeds from an annuity contract or qualified plan. Beneficiaries have the flexibility to spread death benefit payments over a life expectancy period, while keeping money in a tax-deferred contract for continued growth. Withdrawals are age-based and are equal to a percentage of the Protected Amount.

The rider may be added only to the following contracts:
1)
new contracts purchased by a beneficiary of death benefit proceeds from another nonqualified or qualified (IRA and Roth IRA) contract or a qualified retirement plan. The beneficiary must be the Contractowner and Annuitant unless the beneficiary is a trust; or

2)	an existing Lincoln individual variable annuity contract with a single beneficiary who chooses to continue the contract as the Contractowner.

If a new contract is purchased, the rider must be elected at issue, and it will be effective on the contract’s effective date. If the rider is elected after the contract is issued, it will be effective on the next Valuation Date following approval by us. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000.

Lincoln Wealth PassSM is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be under the age of 81 at the time the rider is elected.

DESCRIPTION OF CHANGES

The following discussion describes changes that are incorporated into the specified sections of your prospectus.

Special Terms – The following terms are added to the Special Terms section:

Protected Amount – The value used to calculate your Protected Annual Income, as adjusted by additional Purchase Payments and all Withdrawals.

Protected Annual Income – The guaranteed periodic withdrawal amount available from the contract each year under the Lincoln Wealth PassSM rider.

Expense Tables – The following entry is added to Expense Table A under Optional Living Benefit Rider Charges:

Lincoln WealthPassSM *
Guaranteed Maximum Annual Charge
Age at Issue 0-65 ……………………………………….……………...	2.25%
Age at Issue 66-80 ………………………………………………………	2.25%
* As an annualized percentage of the rider charge base, as increased by subsequent Purchase Payments and decreased by Excess Withdrawals This charge is deducted from the Contract Value on a quarterly basis. The current rider charge rate will be less than or equal to the stated maximum charge rate and will be disclosed in a Rate Sheet prospectus supplement. See Charges and Other Deductions – Rider Charges for more information.

Charges and Other Deductions – The following information is added to the Charges and Other Deductions section of your prospectus.

Lincoln Wealth PassSM Charge. If you elect Lincoln Wealth PassSM, you will pay a charge for the rider for as long as the rider is in effect. The charge rate is based on the age of the covered life on the rider effective date, multiplied by the rider charge base, which is equal to the initial Protected Amount, as increased for subsequent Purchase Payments and decreased for Excess Withdrawals.

The rider charge rates for new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the current rider charge rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those charge rates. The charge rates may be superseded at any time in our sole discretion and may be higher or lower than the charge rates on the previous Rate Sheet.

Any change to the rider charge rate will be disclosed in a new rate sheet at least ten days before that rate becomes effective. In order to get the charge rate indicated in a Rate Sheet, your application or rider election form must be signed and dated on or after the date noted in that Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at number listed in your prospectus.
The charge will be deducted from the Contract Value on a quarterly basis. The first deduction of the charge will occur on the Valuation Date on or next following the three-month anniversary of the rider’s effective date. This deduction will be made in proportion to the value in each Subaccount and the fixed account, if any, on the Valuation Date the rider charge is assessed. The amount we deduct will increase or decrease as the rider charge base increases or decreases.

The rider charge rate may increase annually on the Benefit Year anniversary at Lincoln’s sole discretion, up to the stated guaranteed maximum charge rate. The first increase to the charge rate will not occur before 5 years from the rider effective date.

The charge will be discontinued upon termination of the rider. However, a portion of the rider charge, based on the number of days the rider was in effect that quarter, will be deducted upon termination of the rider (except for death), surrender of the contract, or the election of an Annuity Payout option, including i4LIFE® Advantage. If the Contract Value is reduced to zero, no further charge will be deducted.

The Contracts – Investment Requirements. The following section is added to the Investment Requirements section of your prospectus and outlines the Investment Requirements that apply to purchasers of Lincoln Wealth PassSM.

Under the current Investment Requirements for your rider, you must allocate your Contract Value as follows:

Group 1
Investments must be at least 20% of Contract Value
American Funds Bond Fund	American Funds U.S. Government/AAA Rated Securities Fund
American Fund Mortgage Fund	LVIP American Preservation Fund
Group 2
Investments cannot exceed 80% of Contract Value
American Funds Asset Allocation Fund	American Funds International Growth and Income Fund
American Funds Blue Chip Income and Growth Fund	American Funds Managed Risk Asset Allocation Fund
American Funds Capital Income Builder®	American Funds Managed Risk Global Allocation PortfolioSM
American Funds Global Balanced Fund	American Funds Managed Risk Growth and Income PortfolioSM
American Funds Global Growth and Income Fund	American Funds Managed Risk Growth PortfolioSM
American Funds Global Growth Fund	American Funds Ultra-Short Bond Fund
American Funds Global Growth PortfolioSM	LVIP American Balanced Allocation Fund
American Funds Growth and Income PortfolioSM	LVIP American Global Balanced Allocation Managed Risk Fund
American Funds Growth Fund	LVIP American Global Growth Allocation Managed Risk Fund
American Funds Growth-Income Fund	LVIP American Growth Allocation Fund
American Funds High-Income Bond Fund	LVIP American Income Allocation Fund
American Funds International Fund

The fixed account is only available for dollar cost averaging. Dollar-cost averaging allows you to transfer amounts from the DCA fixed income, if available, or certain Subaccounts into the Subaccounts on a monthly basis or in accordance with other terms we make available.

As an alternative to satisfy these Investment Requirements, you may allocate 100of your Contract Value among the Subaccounts listed below. If you allocate less than 100% of Contract Value among these Subaccounts, then the Subaccounts listed below that are also listed in Group 1 will be subject to Group 1 restrictions.  Any remaining Subaccounts listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions.

American Funds Asset Allocation Fund	American Funds Mortgage Fund
American Funds Bond Fund	American Funds U.S. Government/AAA Rated Securities Fund
American Funds Global Balanced Fund	LVIP American Balanced Allocation Fund
American Funds Growth and Income PortfolioSM	LVIP American Global Balanced Allocation Managed Risk Fund
American Funds Managed Risk Asset Allocation Fund	LVIP American Global Growth Allocation Managed Risk Fund
American Funds Managed Risk Global Allocation PortfolioSM	LVIP American Growth Allocation Fund
American Funds Managed Risk Growth and Income PortfolioSM	LVIP American Income Allocation Fund
American Funds Managed Risk Growth PortfolioSM	LVIP American Preservation Fund

Additionally, Contract Value may be allocated in accordance with certain asset allocation models made available to you by your broker-dealer. Currently, 100% of the Contract Value can be allocated to the American Funds Balanced Model Portfolio or American Funds Conservative Model Portfolio. You may reallocate Contract Value or Account Value at any time, according to the Investment Requirements listed above. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. We may exclude an asset allocation model from being available for investment at any time, in our sole discretion. You will be notified prior to the date of such a change.
Living Benefit Riders – Lincoln Wealth PassSM. The following section is added to the Living Benefit Riders section of your prospectus.

Lincoln Wealth PassSM is a Living Benefit Rider available for purchase beginning September 16, 2019, that provides guaranteed periodic withdrawals from the Protected Amount. As long as there is a Protected Amount, you will be able to make annual withdrawals equal to the greater of (a) or (b), where:

(a)	is an amount less than or equal to the Protected Annual Income; or
(b)
is an amount from a qualified or nonqualified contract that is the result of systematic installments withdrawn via an automatic withdrawal service of the amount needed to satisfy the required minimum distribution (RMD) or life expectancy payment rules for the Contract Value of the contract to which this rider is attached.

Please note any withdrawals that exceed the greater of (a) or (b) or amounts that are payable to any assignee or assignee’s bank account are considered Excess Withdrawals. Excess Withdrawals may significantly reduce your Protected Amount as well as your Protected Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal. Your rider will terminate if the Protected Amount is reduced to zero.

The Contractowner or Annuitant may not be changed while this rider is in effect, including any sale or assignment of the contract as collateral.

Availability. Lincoln Wealth PassSM may only be added to the following contracts:

1)
new contracts purchased by a beneficiary of death benefit proceeds from another nonqualified or qualified (IRA and Roth IRA) contract or a qualified retirement plan. The beneficiary must be the Contractowner and Annuitant unless the beneficiary is a trust; or

2)
an existing Lincoln individual variable annuity contract with a single beneficiary who chooses to continue the contract as the Contractowner. The rider may be added to existing contracts beginning October 14, 2019.

If a new contract is purchased, the rider must be elected at issue, and it will be effective on the contract’s effective date. If you are a beneficiary entitled to a death benefit and elect the rider after the contract is issued, it will be effective on the next Valuation Date following approval by us. The initial Purchase Payment or Contract Value (if purchased after the contract is issued) must be at least $25,000. If your Contract Value totals $2 million or more, rider elections are subject to Home Office approval.

Lincoln Wealth PassSM is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The Contractowner/Annuitant must be under the age of 81 at the time the rider is elected.

To qualify to purchase this rider, the beneficiary must begin or have begun minimum distributions no later than:
1)	one year after the date of death for nonqualified contracts; or
2)	December 31 of the year following the year of death for qualified contracts.

Distributions must be based on the Contractowner’s life expectancy.

Contractowners age 70 or younger must elect the rider no later than 5 years after the death (if distributions have already begun, or within the time frames listed in (1) and (2) above). Contractowners ages 71 through 80 must elect the rider before beginning life expectancy Required Minimum Distributions.

Note: Beneficiaries under the age of majority in your state may not be able to receive proceeds outright. Check your state law to see if a custodian or guardian is needed.

This rider is not available to a beneficiary of an existing contract if the contract was previously annuitized, including i4LIFE® Advantage on nonqualified contracts. A trust beneficiary of a Lincoln contract who chooses to assume ownership of the contract is not eligible to elect this rider, but instead must purchase a new contract to elect it. No other Living Benefit Riders are available if this rider is elected. Additionally, you cannot terminate the rider until after the fifth Benefit Year anniversary.

We reserve the right to discontinue offering this rider at any time, at our sole discretion, upon advanced written notice to you. This means that there is a chance you may not be able to elect it in the future. We may also make changes to, or discontinue offering, any features for future rider elections at any time at our sole discretion.

Benefit Year. The Benefit Year is the 12-month period starting with the rider effective date and starting with each anniversary of the rider effective date after that. If your Benefit Year anniversary falls on a day that the New York Stock Exchange is closed, any benefit calculations scheduled to occur on that anniversary will occur on the next Valuation Date.

Protected Amount. The Protected Amount is a value used to calculate your Protected Annual Income amount and is the total amount of guaranteed payments you can receive. The Protected Amount is not available to you as a lump sum withdrawal or a Death Benefit. The initial Protected Amount varies based on when you elect the rider. If the rider was elected at the time of application, the Protected Amount is equal to the initial Purchase Payment. If the rider was elected after we issued the contract, the Protected Amount equals the Contract Value on the rider effective date. The maximum Protected Amount is $10 million. This maximum takes into consideration the total guaranteed amounts under the Living Benefit Riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you are the covered life.

Additional Purchase Payments are allowed only if: 1) the rider is purchased at the time of application, and 2) received by the earlier of 180 days of the rider effective date or the date required to begin minimum distributions. The source of the Purchase Payment must be from a contract that is the same market type as the Lincoln annuity. That means that if the source contract is tax qualified (from an IRA or Roth IRA), the Purchase Payment can only be made to a qualified Lincoln contract. If the source contract is nonqualified, the Purchase Payment can only be made to a nonqualified Lincoln contract. If you are making Purchase Payments from more than one source contract, each of the source contracts must have  the same decedent and the same beneficiary. Additional Purchase Payments are not allowed if the rider is purchased by a beneficiary who inherits an existing Lincoln annuity and chooses to continue the contract as the Contractowner.

Additional Purchase Payments automatically increase the Protected Amount by the amount of the Purchase Payment (not to exceed the maximum Protected Amount); for example, a $10,000 additional Purchase Payment will increase the Protected Amount by $10,000. Additional Purchase Payments will not be allowed if the Contract Value is zero.

Certain withdrawals will reduce the Protected Amount on a dollar for dollar basis:
•	withdrawals less than or equal to the Protected Annual Income amount;
•	withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for qualified contracts; or
•	withdrawals, using Lincoln’s automatic withdrawal service, equal to RMD life expectancy payouts calculated by us for nonqualified contracts.

All other withdrawals are Excess Withdrawals that reduce the Protected Amount by the same proportion that the withdrawals reduce the Contract Value. This rider will terminate when the Protected Amount is reduced to zero.
Protected Annual Income Withdrawals. The Protected Annual Income is an amount that may be withdrawn from the contract each Benefit Year as long as there is a Protected Amount.

The Protected Annual Income amount is determined by multiplying the Protected Amount by the applicable rate, based on your age on the latest date to begin withdrawals to stretch payments over the owner’s life expectancy (i.e. death of the original account owner or contract owner). The Protected Annual Income amount will change upon additional Purchase Payments and Excess Withdrawals, as described below. Once the Protected Amount is less than the Protected Annual Income, the Protected Annual Income amount will be reduced to the Protected Amount for the final year’s payment.

The initial Protected Annual Income rate will be based on the earlier of the latest date to begin withdrawals to stretch payments over the Contractowner’s life expectancy, or the date that the Contract Value is reduced to zero. Thereafter, the Protected Annual Income rate will not change.

The Protected Annual Income rates applicable to new rider elections are determined in our sole discretion based on current economic factors. Generally, the rates may increase or decrease based on changes in equity market volatility, prevailing interest rates, or as a result of other economic conditions. The rate structure is intended to help us provide the guarantees under the rider. The Protected Annual Income rates for new rider elections may be higher or lower than prior rates, but for existing Contractowners that have elected the rider, your Protected Annual Income rates will not change as a result.

The Protected Annual Income rates applicable to new rider elections are disclosed in a Rate Sheet prospectus supplement. The Rate Sheet indicates the Protected Annual Income rates and the date by which your application or rider election form must be signed and dated for a rider to be issued with those rates. The rates may be superseded at any time and may be higher or lower than the rates on the previous Rate Sheet.

Any changes to the Protected Amount Income rates will be disclosed in a new Rate Sheet at least ten days before those rates become effective. In order to get the rate indicated in a Rate Sheet, your application or rider election form must be signed and dated on or after the date noted in that Rate Sheet. Current Rate Sheets will be included with the prospectus. You can also obtain the most current Rate Sheet information by contacting your registered representative, online at www.LincolnFinancial.com or by calling us at number listed in your prospectus.

You will not be entitled to the Protected Annual Income amount if the Protected Amount is reduced to zero.

Withdrawals equal to or less than the Protected Annual Income amount will reduce the Protected Amount on a dollar for dollar basis. All withdrawals will decrease the Contract Value. If you withdraw less than the Protected Annual Income amount during a Benefit Year, you are not entitled to carry over the unused Protected Annual Income amount to another Benefit Year.

Withdrawals will not be considered Excess Withdrawals (even if they exceed the Protected Annual Income amount) only if the withdrawals are taken as systematic installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9) for IRAs or the life expectancy payments for nonqualified contracts. In addition, in order for this exception to apply, the following must occur:

1.	Lincoln’s automatic withdrawal service is used to calculate and pay the RMD or life expectancy payments;
2.	The calculation must be based only on the value in this contract;
3.	No withdrawals other than RMDs or life expectancy payments are made within the Benefit Year (except as described in the next paragraph).

If your RMD or life expectancy payments during a Benefit Year are less than the Protected Annual Income amount, an additional amount up to the Protected Annual Income amount may be withdrawn. If your RMD or life expectancy payment exceeds the Protected Annual Income amount, that excess amount will not be considered an Excess Withdrawal.  However, if a withdrawal other than an RMD or life expectancy payment is made during the Benefit Year, then all amounts withdrawn in excess of the Protected Annual Income amount, including amounts attributable to RMDs and life expectancy payments, will be treated as Excess Withdrawals.

The following example shows the calculation of the Protected Annual Income amount and how withdrawals less than or equal to the Protected Annual Income amount impact the Protected Amount and the Contract Value. The example assumes a 5% Protected Annual Income rate and a Contract Value of $200,000 on the rider’s effective date:

Contract Value on the rider’s effective date …………...………….………….………	$200,000
Protected Amount on the rider’s effective date …………....…	$200,000
Initial Protected Annual Income amount on the rider’s effective date ……….….	$10,000
Contract Value six months after rider’s effective date ………………………………	$212,000
Protected Amount six months after rider’s effective date …...	$200,000
Withdrawal six months after rider’s effective date …………………………………...	$10,000
Contract Value after withdrawal ($212,000 - $10,000) ……………………………...	$202,000
Protected Amount after withdrawal ($200,000 – $10,000) …………	$190,000
Contract Value on first Benefit Year anniversary …………………………………….	$205,000
Protected Amount on first Benefit Year anniversary …………	$190,000
Protected Annual Income amount on first Benefit Year anniversary ……………	$10,000

Purchase Payments added to the contract subsequent to the initial Purchase Payment will increase the Protected Annual Income amount by an amount equal to the applicable Protected Annual Income rate, multiplied by the amount of the subsequent Purchase Payment. For example, assuming a Contractowner has a Protected Annual Income amount of $2,500 (5% of $50,000 Protected Amount), an additional Purchase Payment of $10,000 increases the Protected Annual Income amount that Benefit Year to $3,000 ($2,500 + 5% of $10,000). The Protected Annual Income payment amount will be recalculated immediately after a Purchase Payment is added to the contract.

Excess Withdrawals. Excess Withdrawals are:
1.
the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Protected Annual Income amount at the time of the withdrawal unless if taken as outlined above for RMDs and life expectancy payments;

2.	withdrawals that are payable to any assignee or assignee’s bank account.

When an Excess Withdrawal occurs:
1.
the Protected Amount is reduced by the same proportion that the Excess Withdrawal reduces the Contract Value. This means that the reduction in the Protected Amount could be more than the dollar amount of the withdrawal; and

2.	the Protected Annual Income is reduced by the same proportion the Excess Withdrawal reduces the Contract Value.

Your quarterly statements will include the Protected Annual Income amount (as adjusted for Protected Annual Income amount payments in a Benefit Year, Excess Withdrawals and additional Purchase Payments) available to you for the Benefit Year in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your advisor or call us at the number provided in this prospectus if you have any questions about Excess Withdrawals.

The following example assumes a 5% Protected Annual Income rate and demonstrates the impact of an Excess Withdrawal on the Protected Amount, the Protected Annual Income amount, and the Contract Value under Lincoln Wealth PassSM. The example assumes that the Contractowner makes a $12,000 withdrawal which causes an $11,225 reduction in the Protected Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Protected Amount = $85,000
Protected Annual Income amount = $4,250

After a $12,000 withdrawal ($4,250 is within the Protected Annual Income amount, $7,750 is the Excess Withdrawal): The Contract Value and Protected Amount are reduced by the amount of the Protected Annual Income amount of $4,250:

Contract Value = $55,750 ($60,000 - $4,250)
Protected Amount = $80,750 ($85,000 - $4,250)

The Contract Value is also reduced by the $7,750 Excess Withdrawal and the Protected Amount is reduced by 13.90%, the same proportion by which the Excess Withdrawal reduced the Contract Value of $55,750.

Contract Value = $48,000 ($55,750 - $7,750), a 13.90% reduction
Protected Amount = $69,525 (($85,000-$4,250)*(1-13.90%))
Protected Annual Income amount = $3,659 ($4,250) x (1 - 13.90%)

In a declining market, Excess Withdrawals may significantly reduce your Protected Amount and Protected Annual Income amount. This is because the reduction in the benefit may be more than the dollar amount withdrawn from the Contract Value. If the Protected Amount is reduced to zero, the rider will terminate. If the Contract Value is reduced to zero due to an Excess Withdrawal, the rider and contract will terminate.

Distributions from qualified contracts are generally taxed as ordinary income. Distributions from nonqualified contracts that are includable in gross income are also generally taxed as ordinary income See Federal Tax Matters for information on determining what amounts are includable in gross income.

Final Payment. The year that the final payment is made is determined from the chart below based on the owner’s age on the latest date to begin withdrawals to stretch payments over the owner’s life expectancy. This date is one year after the date of death for nonqualified contracts, and December 31 of the calendar year following the calendar year in which the date of death occurred for qualified contracts.

If the contract and rider are still in effect on the Benefit Year anniversary occurring in the final payment year, a final payment will be made that is equal to the greater of the Protected Amount or the Contract Value, and the contract and rider will terminate. The final payment year is determined on the rider effective date and will not change. The final payment year is determined from the chart below and is based on your age. All amounts must be paid out of the contract in this final payment year.

Age	Final Payment Year	Age	Final Payment Year	Age	Final Payment Year	Age	Final Payment Year
0	82	28	55	56	28	84	8
1	81	29	54	57	27	85	7
2	80	30	53	58	27	86	7
3	79	31	52	59	26	87	6
4	78	32	51	60	25	88	6
5	77	33	50	61	24	89	5
6	76	34	49	62	23	90	5
7	75	35	48	63	22	92	5
8	74	36	47	64	21	92	4
9	73	37	46	65	21	93	4
10	72	38	45	66	20	94	4
11	71	39	44	67	19	95	4
12	70	40	43	68	18	96	3
13	69	41	42	69	17	97	3
14	68	42	41	70	17	98	3
15	67	43	40	71	16	99	3
16	66	44	39	72	15	100	2
17	66	45	38	73	14	101	2
18	65	46	37	74	14	102	2
19	64	47	37	75	13	103	2
20	63	48	36	76	12	104	2
21	62	49	35	77	12	105	1
22	61	50	34	78	11	106	1
23	60	51	33	79	10	107	1
24	59	52	32	80	10	108	1
25	58	53	31	81	9	109	1
26	57	54	30	82	9	110	1
27	56	55	29	83	8	111	1

Death Prior to the Annuity Commencement Date. Lincoln Wealth PassSM has no provision for a payout of the Protected Amount upon death of the Contractowner or Annuitant and provides no increase in value to the Death Benefit over and above what the Death Benefit provides in the base contract. All Death Benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time.

Upon the death of the Contractowner, if there is Contract Value and a Protected Amount in effect at the time of the death and there is only one beneficiary, the beneficiary may continue the rider to pay out the remaining Protected Amount. We cannot divide the Protected Amount among multiple beneficiaries. No adjustment will be made to the Protected Amount, Protected Annual Income amount, rider charge base, or final payment year. If the Protected Annual Income amount was not determined prior to death, then the rate will be set according to the deceased Contractowner’s age on the continuation date. Continuation is not available if the Contract Value is reduced to zero prior to the death of the Contractowner.

Termination. After the fifth Benefit Year anniversary, the Contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Wealth PassSM will automatically terminate:
●	on the Annuity Commencement Date;
●	upon death of the Contractowner, unless there is a Protected Amount and a single beneficiary elects to continue the contract and rider;
●	if the Contractowner or Annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
●	on the date the Contractowner is changed pursuant to an enforceable divorce agreement or decree; or
●	upon surrender or termination of the underlying annuity contract;
●	on the rider date anniversary occurring in the final payment year;
●	when the Protected Amount and the Protected Annual Income amount are reduced to zero; or
●	when the final payment is made (applicable only to riders purchased by beneficial owners with death benefit proceeds).

The termination will not result in any increase in Contract Value equal to the Protected Amount. Upon effective termination of this rider, the benefit and charges within the rider will terminate.

Please keep this supplement for future reference.